EXHIBIT 10.2


THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE OR FOREIGN SECURITIES LAWS. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE TRANSFERRED OR RESOLD IN THE UNITED STATES, OR TO A U.S. PERSON, OR TO OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON (AS SUCH TERMS ARE DEFINED IN RULE 902 OF REGULATION S UNDER THE 1933 ACT) FOR A PERIOD OF ONE YEAR EXPIRING ON NOVEMBER 15, 2002, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT OR UNLESS REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE HOLDER PROVIDES THE COMPANY WITH AN OPINION FROM COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE AT THE TIME OF SUCH TRANSFER. HEDGING TRANSACTIONS INVOLVING THIS NOTE OR THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

                        CONVERTIBLE NOTE
                         _______________

     FOR VALUE RECEIVED, GLOBAL INDUSTRIAL SERVICES, INC., a Nevada corporation (hereinafter called "Borrower"), hereby promises to pay to SELLARS FINANCIAL INC., 10416 Fairmount Drive S.E. Calgary, Alberta T2J 0S7 (the "Holder") or order, without demand, the sum of CDN$400,000, with simple interest accruing at the annual rate of 30%, on November 15, 2002 (the "Maturity Date").

The following terms shall apply to this Note:

                            ARTICLE I
                   DEFAULT RELATED PROVISIONS

     1.1  Payment Grace Period. The Borrower shall have a ten
(10) day grace period to pay any monetary amounts due and payable under this Note, after which grace period a default interest rate of 50% per annum shall apply to the amounts owed hereunder.

     1.2 Conversion Privileges. The Conversion Privileges set forth in Article II shall remain in full force and effect immediately from the date hereof and until the Note is paid in full.

     1.3 Interest Rate. Subject to the Holder's right to convert, interest payable on this Note shall accrue at the annual rate of thirty percent (30%) and shall be due and payable monthly, on the 1st day of each month commencing 30 days following the advance of funds due under this Note. Subject to
Section 1.1, unpaid interest shall accrue interest at the rate of 30% per annum.

     1.4 Security Interest. To secure the payment and performance under this Note, Borrower shall cause 5,000,000 shares of its restricted Common Stock (the "Collateral Shares")

                            92

to be issued in the name of Holder and deposited with the law firm of Chapman & Flanagan, Ltd. ("Escrow Agent") to be held in escrow for security against the Note. The Collateral Shares may be used at any time, at the option of Holder, to convert the balance of the principal and interest due under this Note in accordance with the Conversion Rights set out in Article II and as security for the due payment by Borrower of the principal, interest and other monies due hereunder. Further, should the market value of the security interest held in escrow fall below US$500,000 for a period of ten (10) consecutive trading days, Borrower agrees to cause additional shares to be issued in the name of Holder and delivered to the Escrow Agent so to maintain a security interest market value of US$500,000. The parties agree that in order to protect the interests of the Borrower's corporation and its shareholders, the Collateral Shares shall not carry any shareholder rights, privileges or power of authority (including voting rights) and, pursuant to NRS 78.350(3), Borrower shall have adopted resolutions which deny Holder's right, among others, to vote the Collateral Shares until such time as they have been delivered to Holder pursuant to conversion or default under this Note.

                           ARTICLE II
                        CONVERSION RIGHTS

The Holder shall have the right to convert the principal amount and interest due under this Note into Shares of the Borrower's
Common Stock as set forth below.

     2.1. Conversion into the Borrower's Common Stock.

          (a) Interest. The Holder shall have the right from and after the issuance of this Note and then at any time until this Note is fully paid, to convert the monthly interest so payable into fully paid and non-assessable shares of common stock of Borrower as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such stock shall hereafter be changed or reclassified (the "Common Stock") at the conversion price as defined in Section 2.1(d) hereof (the "Conversion Price"), determined as provided herein. Upon delivery to the Borrower and the Escrow Agent of a Notice of Conversion attached to this Note as Exhibit A (the "Interest Conversion Notice") executed by Holder of the Note evidencing such Holder's intention to convert the monthly interest, and accompanied, if required by the Borrower, by proper assignment hereof in blank. The date of giving of such notice of conversion being a "Conversion Date." The Interest Conversion Notice may be given by facsimile to the Borrower at (604) 683-8804 and Escrow Agent at (702) 650-5667. Upon the receipt of the Interest Conversion Notice properly completed and duly executed by the Holder, the Borrower shall cause the Escrow Agent to within five (5) business days after delivery of the Interest Conversion Notice, instruct the transfer agent to deliver to or upon the order of the Holder that number of Shares for the portion of the monthly interest of this Note converted as shall be determined in accordance herewith.

          (b) Principal. On the Maturity Date, the Holder shall have the right to convert any outstanding and unpaid principal portion of this Note of $50,000 or greater amount, or any lesser amount representing the full remaining outstanding and unpaid principal portion, (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and non-assessable shares of common stock of Borrower as such stock exists on the date of issuance of this Note, or any shares of Common Stock (as defined

                                93

     in Section 2(a) above), at the Conversion Price, determined as provided herein. Upon delivery to the Borrower and the Escrow Agent of a Notice of Conversion attached to this Note as Exhibit B (the "Principal Conversion Notice") of the Holder's written request for conversion, Borrower shall cause the Escrow Agent to within five (5) business days from the Conversion Date instruct the transfer agent to deliver to the Holder that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing. The Principal Conversion Notice may be given by facsimile to the Borrower at (604) 683-8804 and the Escrow Agent at (702) 650-5667. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal on the Note (and any interest, if any) to be converted, by the Conversion Price.

          (c) The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal on the Note (and any interest, if any) to be converted, by the Conversion Price.

          (d) Notwithstanding the foregoing, the Holder shall have the right from and after the issuance of this Note, to convert up to fifty percent (50%) of any outstanding unpaid principal and interest at any time the Borrower's Common Stock as reported on the NASD OTC Bulletin Board is trading at a price of $1.00 or greater for a period of ten (10) consecutive trading days.

          (e) Subject to adjustment as provided in Section 2.1(e) hereof, the Conversion Price per share shall be eighty percent (80%) of the average closing bid prices for the Common Stock as reported on the NASD OTC Bulletin Board for the five (5) trading days prior to but not including the Conversion Date.

          (f) The Conversion Price described above and number and kind of shares or other securities to be issued upon conversion shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

               A. Merger, Sale of Assets, etc. If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser.

               B. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of securities as would

                                  94

          have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

               C. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

                           ARTICLE III
                  COMMON STOCK PURCHASE WARRANT

     3.1 Warrants. For no additional consideration, Holder will receive one Warrant to purchase one share of Common Stock for each dollar of principal or interest converted under this Note.
A form of the Warrant is attached hereto at Exhibit C. The Warrants shall be exercisable for a period of one year from the date of issue at the exercise price of eighty percent (80%) of the average closing bid prices for the Common Stock as reported on the NASD OTC Bulletin Board for the five (5) trading days prior to but not including the exercise date. The Borrower shall cause the Warrant to be delivered to Holder within five (5) business days after receipt of the Principal or Interest Conversion Notice.

     3.2 Adjustments to Exercise Price and Number of Securities. The Exercise Price and, in some cases, the number of Warrant Shares purchasable upon the exercise of the Warrants, shall be subject to adjustment from time to time upon the occurrence of certain events described in Article II above.

                           ARTICLE IV
                       REGISTRATION RIGHTS

     4.1 Demand Registration Rights. Within forty-five (45) days of execution of this Note, Borrower shall prepare and file with the Securities and Exchange Commission a registration statement under the 1933 Act in such form as is available for a registration, registering the Collateral Shares and/or the shares underlying any conversion hereunder (the "Registrable Securities") for resale by Holder in the United States and will use its best efforts to cause such registration statement to become effective under the 1933 Act.

     4.2  Limitations on Registration Obligations

          (a) The Borrower shall not be obligated to effect more than one registration with respect to the Registrable
     Securities; and

          (b) Borrower shall not be required to maintain the effectiveness of the registration statement beyond one hundred eighty (180) days after the Maturity Date; except that in the case of default under the Note, Borrower agrees to maintain the

                                95

     effectiveness of the registration statement for so long as necessary for Holder to sell his shares in full satisfaction of monies owed under the Note.

     4.3  Inclusion of the Borrower's Securities in Registration.
The Borrower, on its own behalf or on the behalf of its security holders, shall have the right to include any of the Borrower's securities in any registration of the Holder's Registrable
Securities pursuant to Section 4.1.

                            ARTICLE V
                        EVENT OF DEFAULT

The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, all without demand, presentment or notice, or grace period, all of which hereby are expressly waived, except as set forth below:

     5.1 Failure to Pay Principal or Interest. The Borrower fails to pay any installment of principal or interest hereon when due and such failure continues for a period of ten (10) days.

     5.2 Breach of Covenant. The Borrower breaches any covenant or other term or condition of this Note and such breach, if subject to cure, continues for a period of seven (7) days after written notice to the Borrower from the Holder.

     5.3 Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall be false or misleading.

     5.4 Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

     5.5 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower.

     5.6  Delisting. Delisting of the Common Stock from the NASD
OTC Bulletin Board, Borrower's failure to comply with the conditions for listing on the Bulletin Board or notification from the NASD that the Borrower is not in compliance with the conditions for such continued listing on the Bulletin Board.

     5.7 Stop Trade. An SEC stop trade order or NASDAQ trading suspension.

     5.8 Failure to Deliver Common Stock. Borrower's failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note and/or the Escrow Agreement or, if required, a replacement Note.

                                 96

                           ARTICLE VI
                          MISCELLANEOUS

     6.1 Reservation of Securities. Borrower shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon conversion under the Note or exercise of the Warrants or as security hereunder, such number of Common Shares as shall be issuable as additional security or upon the conversion or exercise thereof. Borrower covenants and agrees that, upon conversion under the Note or exercise of the Warrants and payment of the exercise price therefor, or delivery of the Collateral Shares upon default, all Common Shares delivered or issuable upon such conversion or exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any holder of Common Shares.

     6.2 Attorney Fees. Borrower agrees to pay Holder's attorney's fees up to an amount not to exceed CDN$10,000. Payment will made from the final draw down due under this Note.

     6.3 Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     6.4 Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or sent by fax transmission (with copy sent by regular, certified or registered mail or by overnight courier). For the purposes hereof, the address and fax number of the Holder is as set forth on the first page hereof. The address, phone and fax number of the Borrower shall be GLOBAL INDUSTRIAL SERVICES, INC., P.O. Box 10355, 14th Floor, 609 Granville Street, Vancouver, BC Canada, V7Y 1G5, Tel: (604) 683-8358, Fax: (604) 683-8804. Both Holder
and Borrower may change the address and fax number for service by service of notice to the other as herein provided. Notice of Conversion shall be deemed given when made to the Borrower pursuant to the provisions hereof.

     6.5 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

     6.6 Binding Effect and Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder.

     6.7 Cost of Collection. If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

     6.8 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Nevada. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Nevada or in the federal courts located in the state of Nevada. The Borrower, and, by accepting

                              97

this Note, the Holder agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.

     6.9 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

     6.10 Prepayment. This Note may be prepaid, at any time, in whole or part, without penalty.

     IN WITNESS WHEREOF, Borrower has caused this Note to be signed on this 15th day of November, 2001.

                              GLOBAL INDUSTRIAL SERVICES, INC.


                              By:/s/ Terry Kirby
                              Name: Terry Kirby
                              Title: President,
                              Secretary/Treasurer

WITNESS:

(signature illegible)

                               98


                            EXHIBIT A

                NOTICE OF CONVERSION OF INTEREST

(To be Executed by the Registered Holder in order to Convert the
                        Monthly Interest)

    Re: A Convertible Note to GLOBAL INDUSTRIAL SERVICES INC.
   in the principal amount outstanding of $__________________


The undersigned hereby irrevocably elects to convert $ ______________ of the monthly interest accrued on the above referenced Note (the "Note") into shares of Common Stock of GLOBAL INDUSTRIAL SERVICES INC. (the "Company") according to the conditions hereof, as of the date written below. The undersigned represents and warrants that (i) all of the requirements of Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act") applicable to the undersigned have been complied with by the undersigned, (ii) the undersigned has not engaged in any transaction or series of transactions that is a part of or a plan or scheme to evade the registration requirements of the Securities Act, (iii) the undersigned has complied with the terms and conditions of the Note pertaining to conversion of the Note.



                              __________________________________
                              Date of Conversion*


                              __________________________________
                              Applicable Conversion Price


                              __________________________________
                              Number of Shares to be Delivered


                              __________________________________
                              Signature


                              __________________________________
                              Name

                              Address:


                              __________________________________


                              __________________________________


* The original Note and this Note of Conversion must be received by the Borrower by the fifth business day following the Principal
Conversion Date (as defined in the Note)

                               99


                            EXHIBIT B

            NOTICE OF CONVERSION OF PRINCIPAL AMOUNT

(To be Executed by the Registered Holder in order to Convert the
                        Principal Amount)

    Re: A Convertible Note to GLOBAL INDUSTRIAL SERVICES INC.
    in the principal amount outstanding of $_________________

The undersigned hereby irrevocably elects to convert $ ______________ of the Principal Amount of the above referenced Note (the "Note") into shares of Common Stock of GLOBAL INDUSTRIAL SERVICES INC. (the "Company") according to the conditions hereof, as of the date written below. The undersigned represents and warrants that (i) all of the requirements of Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act") applicable to the undersigned have been complied with by the undersigned, (ii) the undersigned has not engaged in any transaction or series of transactions that is a part of or a plan or scheme to evade the registration requirements of the Securities Act, (iii) the undersigned has complied with the terms and conditions of the Note pertaining to conversion of the Note.




                              __________________________________
                              Date of Conversion*


                              __________________________________
                              Applicable Conversion Price


                              __________________________________
                              Number of Shares to be Delivered


                              __________________________________
                              Signature


                              __________________________________
                              Name

                              Address:


                              __________________________________


                              __________________________________


* The original Note and this Note of Conversion must be received by the Borrower by the fifth business day following the Principal
Conversion Date (as defined in the Note)

                              100


                            EXHIBIT C

                  [FORM OF WARRANT CERTIFICATE]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE WARRANT SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE OR FOREIGN SECURITIES LAWS. THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE WARRANT SHARES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE TRANSFERRED OR RESOLD IN THE UNITED STATES, OR TO A U.S. PERSON, OR TO OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON (AS SUCH TERMS ARE DEFINED IN RULE 902 OF REGULATION S UNDER THE 1933 ACT) FOR A PERIOD OF ONE YEAR EXPIRING ON ___________, 2002, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT OR UNLESS REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE HOLDER PROVIDES THE COMPANY WITH AN OPINION FROM COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE AT THE TIME OF SUCH TRANSFER. HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

                       WARRANT CERTIFICATE

     This Warrant Certificate certifies that or his/her registered assigns ("Holder"), is the registered Holder of ________ Warrants to purchase at any time commencing immediately after the Effective Date, until 5:30 p.m. Pacific time, one year after the Effective Date ("Expiration Date"), up to _______ fully-paid and non-assessable shares of common stock, par value $.001 per share ("Common Shares") of GLOBAL INDUSTRIAL SERVICES INC., a Nevada corporation (the "Company"). The Warrants shall be exercisable for a period of one year at the exercise price of eighty percent (80%) of the average closing bid prices for the Common Stock as reported on the NASD OTC Bulletin Board for the five (5) trading days prior to but not including the Exercise Date, upon surrender of this Warrant Certificate and payment of the exercise price at an office or agency of the Company. Payment of the Exercise Price shall be made by certified check or official bank check in United States funds payable to the order of the Company. No Warrant may be exercised after 5:30 p.m., Pacific time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void. The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to a certain Convertible Note, which Convertible
Note is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Holder (the word "Holder" meaning the registered Holder) of the Warrants. The Convertible Note provides that upon the occurrence of certain events, the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the Holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure

                                101

of the Company to issue such new Warrant Certificate shall not in any way change, alter, or otherwise impair, the rights of the Holder as set forth in the Warrant Agreement. Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement. Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the Holder hereof a new Warrant Certificate representing such number of unexercised Warrants. The Company may deem and treat the registered Holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the Holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     IN WITNESS WHEREOF, the Company has caused this Warrant
Certificate to be duly executed.

Dated as of ____________, ______.

GLOBAL INDUSTRIAL SERVICES INC.




By: ___________________________________
     Terry Kirby
     President, Secretary, Treasurer and Director


                               102



                [FORM OF ELECTION TO PURCHASE]


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ___________ Common Shares and herewith tenders in payment for such securities a certified check or official bank check payable in United States funds to the order of GLOBAL INDUSTRIAL SERVICES INC. in the amount of $_________, all in accordance with the terms of Section III of the Convertible Note dated as of ___________, 2001, between GLOBAL INDUSTRIAL SERVICES INC. and the undersigned (or its assignor).

Please issue a certificate for the shares being purchased as follows in the name of the undersigned:

     NAME:         ______________________________
                    (please print)
     ADDRESS:      ______________________________
                   ______________________________
                   ______________________________


DATED this _______ day of ____________________, _____________.



__________________________________
Signature
(Must conform in all respects to name of Holder as specified on the face of the Warrant Certificate)

__________________________________
Social Security or Other Identifying
Number of Holder

                              103



                        ADDENDUM NO. 1 TO
                        CONVERTIBLE NOTE

THIS ADDENDUM NO. 1 is to the Convertible Note (the "Note") made the 15th day of November, 2001 by Global Industrial Services,
Inc. ("Borrower") to Sellars Financial Inc. ("Holder").

WHEREAS, the parties wish to amend certain provisions of the Note in order to extend the time allowed for Borrower to prepare and file a registration statement under the Securities Act of 1933 registering the shares held in escrow as collateral against the Note.

NOW, THEREFORE, the parties agree as follows:

1. Paragraph 4.1 of Article IV, Registration Rights, shall be amended in its entirety to read as follows:

            4.1 Demand Registration Rights.  On or
       before January 11, 2002, Borrower shall prepare and file with the Securities and Exchange
       Commission a registration statement under the 1933
       Act in such form as is available for a
       registration, registering the Collateral Shares and/or the shares underlying any conversion hereunder (the "Registrable Securities") for resale by Holder in the United States and will use its best efforts to cause such registration statement to become effective under the 1933 Act.

2. All other terms and conditions of the Note shall remain in full force and effect.

Dated:  January 2, 2002.

                              BORROWER:

                              GLOBAL INDUSTRIAL SERVICES, INC.


                              By /s/ Terry Kirby
                                 Terry Kirby, President


                              HOLDER:

                              SELLARS FINANCIAL INC.


                              By /s/ Robert Sellars
                                 Robert Sellars, President


                                 104